Exhibit 32.1



                             CERTIFICATION PURSUANT TO
                               18 U.S.C. SECTION 1350,
                               AS ADOPTED PURSUANT TO
                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Merrill Lynch Preferred Capital Trust V (the Trust") and Merrill Lynch Preferred Funding V, L.P. for the period ended December 26, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marlene Debel, Regular Trustee of the Trust, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

       (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


                                    MERRILL LYNCH PREFERRED CAPITAL TRUST V


                                    By:   /s/ MARLENE DEBEL
                                         ------------------
                                    Name:     Marlene Debel*
                                    Title:    Regular Trustee



Dated: March 26, 2009
---------------------

* Marlene Debel functions as the equivalent of the Chief Executive Officer and Chief Financial Officer of the Trust for purposes of Section 906 of the Sarbanes-Oxley Act of 2002.